SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO VARIABLE TRUST FUNDS

Wells Fargo VT International Equity Fund (the “Fund”)

Effective immediately, all references to Jeffery Everett in the Fund’s prospectuses and Statement of Additional Information are hereby removed.  Dale Winner, CFA remains a Portfolio Manager for the Fund.

January 13, 2016                                                                                                         VT1016/P1412SP